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                                                                    Exhibit 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Amendment No. 2 to annual report on Form 10-K/A of PC Connection, Inc. (the "Company") for the period ended December 31, 2001 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Patricia Gallup, Chairman and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   November 13, 2002                          /S/ PATRICIA GALLUP
                                                    ----------------------------
                                                    Patricia Gallup
                                                    Chairman and Chief Executive
                                                    Officer